LONG-TERM INVESTMENTS - Equity investments without readily determinable fair value - Tabular Information (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
LONG-TERM INVESTMENTS
Initial cost basis	¥ 57,241	$ 8,982	¥ 140,053
Cumulative unrealized gains	116,930	18,349	75,624
Cumulative unrealized losses (including impairment)	(5,000)	(784)
Total carrying value	¥ 169,171	$ 26,547	¥ 215,677